UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2011

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2011, Stone Energy Corporation (the “Company”) entered into a purchase and sale agreement (the “PSA”) with BP, providing for the acquisition by the Company of BP’s 75% operated working interest in the five block deep water Pompano field in Mississippi Canyon, a 51% operated working interest in the adjacent Mississippi Canyon block 29, a 50% non-operated working interest in the Mica field which ties back to the Pompano platform, and interests in certain deep water exploration leases located in the vicinity of the Pompano field. The purchase price under the PSA is $204 million in cash, subject to customary closing adjustments. The Pompano platform is a four leg, twelve pile fixed structure situated in 1,300 feet of water with 23 producing wells and production capacity of 60,000 barrels of oil per day and 135 million cubic feet of gas per day. The acquisition is subject to preferential rights, due diligence and other customary closing conditions, and is expected to close by early 2012.

In connection with the execution of the PSA, the Company provided a deposit of $30.6 million (the “Deposit”) to BP. Under the PSA, the Deposit will be applied toward the cash consideration to be paid at the closing of the acquisition. The Company intends to finance the acquisition with cash on hand and borrowings under its existing bank credit facility.

Item 7.01.	Regulation FD Disclosure.

On November 18, 2011, the Company issued a press release announcing that it had entered into the PSA. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated November 18, 2011, “Stone Energy Corporation Announces Definitive Agreement with BP for Acquisition of Pompano Field Working Interest”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: November 21, 2011	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 18, 2011, “Stone Energy Corporation Announces Definitive Agreement with BP for Acquisition of Pompano Field Working Interest”.